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                                                                  EXHIBIT 99.2




   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Stephen A. Van Oss, Vice President and Chief Financial Officer of WESCO International, Inc., state and attest that:


         (1) To the best of my knowledge, based upon a review of the covered reports of WESCO International, Inc. and, except as corrected or supplemented in a subsequent covered report:

         o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


         o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


         (2) I have reviewed the contents of this statement with the Company's audit committee.


         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         o the 2001 Annual Report filed on Form 10-K with the Securities & Exchange Commission for WESCO International, Inc.;


         o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of WESCO International, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


         o        any amendments to any of the foregoing.

/s/ Stephen A. Van Oss                  Subscribed and sworn to
Stephen A. Van Oss                      before me this 9th day of August 2002.


August 9, 2002                          /s/ Christine P. Tharnish
                                        Notary Public


                                        My Commission Expires:4/10/2006



                                        Christine P. Tharnish, Notary Public
                                        City of Pittsburgh, Allegheny county
                                        My Commission Expires Apr. 10, 2006